UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 22, 2005

SONIC CORP.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18859 (Commission File Number)	73-1371046 (I.R.S. Employer Identification No.)

300 Johnny Bench Drive Oklahoma City, Oklahoma (Address of Principal Executive Offices)		73104 (Zip Code)

(405) 225-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

                     On March 22, 2005, Sonic Corp. (the “Registrant”) issued a press release announcing results for its second fiscal quarter of 2005. The information in the press release attached hereto as Exhibit 99 is furnished pursuant to this Item 2.02.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

99 Press Release, dated March 22, 2005, announcing results of second fiscal quarter of 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:
SONIC CORP.
Date: March 22, 2005	By:	/s/ Stephen C. Vaughan Stephen C. Vaughan, Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release, dated March 22, 2005 announcing results of second fiscal quarter of 2005.